SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                              December 19, 2000
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                      (Date of earliest event reported)


                         Commonwealth Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)


    Pennsylvania                    0-27942                      23-2828883
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                           Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                   19401
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(Address of principal executive offices)                         (Zip Code)


                                 (610) 251-1600
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            (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)







Item 5.  Other Events

    On December 19, 2000, Commonwealth Bancorp, Inc. announced that its
Board of Directors declared a cash dividend of $0.11 per share of common stock, payable on January 12, 2001 to stockholders of record at the close of business on December 29, 2000. For additional information, reference is made to the Press Release, dated December 19, 2000, which is attached hereto as
Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99        Press Release dated December 19, 2000










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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             COMMONWEALTH BANCORP, INC.



Date: December 20,  2000     By:  /s/Charles M. Johnston
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                                  Charles M. Johnston
                                  Chief Financial Officer



















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